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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2004
                                                          --------------


                         Home Loan Financial Corporation
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             (Exact name of registrant as specified in its charter)



            Ohio                         0-23927                        31-1578552
------------------------------ ---------------------------- -----------------------------------
(State or other jurisdiction           (Commission          (IRS Employer Identification No.)
      of incorporation)               File Number)


                     401 Main Street, Coshocton, Ohio 43812
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 622-0444
                                                           --------------


         ---------------------------------------------------------------
         (Former name or former address, if changed since last report)


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                                           FORM 8-K


Item 7.        Financial Statements and Exhibits.

               (a) and (b).  Not applicable.

               (c)    Exhibits.

                      See Index to Exhibits.

Item 12.       Results of Operations and Financial Condition.

        On April 21, 2004, Home Loan Financial Corporation issued a press release regarding its earnings for the quarter ended March 31, 2004. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HOME LOAN FINANCIAL CORPORATION



                                  By:/s/ Preston W. Bair
                                     ----------------------------------------
                                     Preston W. Bair, Chief Financial Officer



Date:  April 21, 2004



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                                      INDEX TO EXHIBITS



     Exhibit Number                          Description
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
           99             Press Release of Home Loan Financial Corporation dated April 21, 2004
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